37040 9/97


                   PUTNAM INVESTMENT FUNDS

Putnam Global Growth and Income Fund (the "fund")

        Prospectus Supplement dated September 8, 1997
            to Prospectus dated December 31, 1996

The information relating to the fund contained in the second paragraph under the heading "How the funds are managed" is replaced with the following:

The following officers of Putnam Management have had primary responsibility for the day - to - day management of the indicated funds' portfolios since the years stated below:

               Year           Business experience
                              (at least 5 years)
               ------              -------------------------

Putnam Global Growth
and Income Fund

Justin M. Scott          1995           Employed as an
investment
Managing Director                  professional by Putnam
                              Management since 1988.

Deborah F. Kuenstner     1997           Employed as an
investment
Senior Vice President                   professional by
Putnam
                              Management since March, 1997.
                              Prior to March, 1997, Ms.
Kuenstner
                              was the Senior Portfolio
Manager at
                              Dupont Pension Fund
Investment.

Hugh H. Mullin      1995           Employed as an investment
Senior Vice President                   professional by
Putnam
                              Management since 1986

George W. Stairs         1997           Employed as an
investment
Senior Vice President                   professional by
Putnam
                              Management since July, 1994.
                              Prior to July, 1994, Mr.
Stairs was
                              an Associate at ValueQuest
Ltd.